                                                                    EXHIBIT 10.5

                       ENVIRONMENTAL INDEMNITY AGREEMENT

     This Environmental Indemnity Agreement (this "Agreement") is made as of the 28th day of September, 2001, by APPLE HOSPITALITY TWO, INC., a Virginia corporation, and APPLE SUITES ADVISORS, INC., a Virginia corporation ("Apple Suites") (collectively, the "Borrower Principals"), each of which has a principal place of business at 10 South Third Street, Richmond, Virginia 23219,
Telecopy: 804-344-8129 in favor of WELLS FARGO BANK MINNESOTA, N.A., as Trustee for the Registered Certificateholders of Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2000-2, by and through its authorized master servicer ORIX Real Estate Capital Markets, LLC, a Delaware limited liability company (collectively, "Lender"), whose address is c/o Bank of America, N.A., Capital Markets Servicing Group, Mail Code: CA9-703-26-10, P.O. Box 3609, Los Angeles, California 90051, Attention: Servicing Manager, Telecopy: (213) 345-6587 (the "Indemnitee"), and the other Indemnified Parties (as defined below). Borrower Principals may also be referred to herein individually and collectively as the "Indemnitor."

                                   RECITALS:

     Residence Inn III LLC, a Delaware limited liability company ("Borrower") is the fee (or leasehold) owner of those certain parcels of real property each as more particularly described in Exhibit A attached hereto (each individually, a
                               ---------
"Parcel") (said Parcels, together with any real property hereafter encumbered by the lien of the Security Instrument (defined below), being herein collectively referred to as the "Land"; the Land, together with all structures, buildings and improvements now or hereafter located on the Land, being collectively referred to as the "Premises"). The Indemnitee has made a loan (the "Loan") to the Borrower in the principal amount of $55,588,000.00, evidenced by that certain Promissory Note dated December 29, 1999, in the principal amount of $55,588,000.00 made by the Borrower, and currently held by the Indemnitee (the "Note") and that certain Loan Agreement dated December 29, 1999 (the "Loan Agreement") and secured by, among other things, those certain Deeds of Trust, Mortgages and Deeds to Secure Debt, Assignments of Leases and Rents and Security Agreements given by the Borrower in favor of the Indemnitee (individually and collectively referred to as the "Security Instrument") which will encumber each Parcel. This Agreement is not secured by the Security Instrument or any Other Security Documents (as defined below).

     Borrower and Indemnitor have now requested that Indemnitee enter into that certain Consent and Amendment Agreement with Release of even date herewith (the "Consent Agreement") to be executed by Indemnitee and Borrower, and Indemnitee is unwilling to enter into the Consent Agreement unless the Indemnitor agrees to provide the indemnification, representations, warranties, and covenants and other matters described in this Agreement for the benefit of the Indemnified Parties.

                                  AGREEMENT:

     In order to induce the Indemnitee to enter into the Consent Agreement, and in consideration of the substantial benefit the Indemnitor will derive from the Consent Agreement, the Indemnitor agrees as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     Capitalized terms used herein and not specifically defined herein shall have the respective meanings ascribed to such terms in the Security Instrument. As used in this Agreement, the following terms shall have the following meanings:

     The term "Hazardous Materials" shall mean petroleum and petroleum products, flammable explosives, radioactive materials (excluding radioactive materials in smoke detectors), polychlorinated biphenyls, lead, asbestos or asbestos containing materials in any form that is or could become friable, hazardous waste, toxic or hazardous substances or other related materials whether in the form of a chemical, element, compound, solution, mixture or otherwise including, but not limited to, those materials defined or regulated as "hazardous substances," "extremely hazardous substances," "hazardous chemicals," "hazardous materials," "toxic substances," "solid waste," "toxic chemicals," "air pollution," "toxic pollutants," "hazardous wastes," "extremely hazardous waste," or "restricted hazardous waste" by any Hazardous Materials Law.

     The term "Hazardous Materials Law" shall mean all federal, state, and local laws, ordinances and regulations and standards, rules, policies and other governmental requirements and any court judgments applicable to the Borrower or to the Premises relating to the generation, manufacture, storage, handling, transportation, disposal, release, emission or discharge of any Hazardous Materials, those in connection with the fuel supply, waste disposal or any other operations or processes relating to the Premises, and those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about the Premises. "Hazardous Materials Law" also shall include, but not be limited to, the following laws, as amended as set forth herein and as subsequently amended: (1) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USCA 9601 et seq.; (2) the Solid
                                                         -- ---
Waste Disposal Act, as amended by the Resource Conservation and Recovery act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 USCA 6901 et seq.; (3) the Federal Water Pollution Control Act, as amended by the
     -- ---
Clean Water Act of 1977, 33 USCA 1251 et seq.; (4) the Toxic Substance Control
                                      -- ---
Act, 15 USCA 2601 et seq.; (5) the Emergency Planning and Community Right-to-
                  -- ---
Know Act of 1986, 42 USCA 1100 et seq.; (6) the Clean Air Act, as amended by the
                               -- ---
Clean Air Act Amendments, 42 USCA 7401 et seq.; (7) the National Environmental
                                       -- ---
Policy Act of 1969, 42 USCA 4321 et seq.; (8) the Endangered Species Act of
                                 -- ---
1973, 16 USCA 1531 et seq.; (9) the Safe Drinking Water Act, 42 USCA 300(f) et
                   -- ---                                                   --
seq.; and (10) the Hazardous Materials Transportation Act, 49 USCA1801 et seq.,
---                                                                    -- ---
and all regulations from time to time adopted in respect to the foregoing laws.

     The term "Indemnified Parties" means the Indemnitee, any person or entity who is or will have been involved in the origination of the Loan, any person or entity who is or will have been involved in the servicing of the Loan, any person or entity in whose name the encumbrance created by the Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, members, employees, agents, representatives, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing acting in their capacities as such (including, but not limited to, any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Premises, whether during the term of the Loan or as a part of or in connection with a foreclosure of the Security Instrument and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of the Indemnitee's assets and business).

     The term "Legal Action" means any claim, suit or proceeding, whether administrative or judicial in nature relating to any Hazardous Materials Law.

     The term "Losses" shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards or amounts paid in settlement of whatever kind or nature (including, but not limited to, reasonable attorneys' fees and other costs of defense).

     The term "Release" with respect to any Hazardous Materials means any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of any Hazardous Materials.

                                   ARTICLE 2

                                INDEMNIFICATION

     2.1  Indemnification. The Indemnitor covenants and agrees at the
          ---------------
Indemnitor's sole cost and expense, to protect, defend, indemnify, release and hold the Indemnified Parties harmless from and against any and all Losses (defined above) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any presence of any Hazardous Materials in, on, above, or under the Premises; (b) any past, present or threatened Release of any Hazardous Materials in, on, above, under or from the Premises; (c) any activity by the Indemnitor, any person or entity affiliated with the Indemnitor, and any tenant or other user of the Premises in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Premises of any Hazardous Materials at any time located in, under, on or above the Premises, or any actual or proposed remediation of any Hazardous Materials at any time located in, under, on or above the Premises, whether or not such remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action;

(d) any past, present or threatened non-compliance or violations of any Hazardous Materials Law (or permits issued pursuant to any Hazardous Materials
Law) in connection with the Premises or operations thereon, including but not limited to any failure by the Indemnitor, any person or entity affiliated with the Indemnitor, and any tenant or other user of the Premises to comply with any order of any governmental authority in connection with any Hazardous Materials Law; (e) the imposition, recording or filing or the threatened imposition, recording or filing of any lien with regard to any Hazardous Materials or pursuant to any Hazardous Materials Law encumbering the Premises; (f) any acts of the Indemnitor, any person or entity affiliated with the Indemnitor, and any tenant or other user of the Premises in (i) arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of any Hazardous Materials at any facility or incineration vessel containing any Hazardous Materials or (ii) accepting any Hazardous Materials for transport to disposal or treatment facilities, incineration vessels or sites from which there is a Release, or a threatened Release of any Hazardous Materials which causes the incurrence of costs for remediation; and (g) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to this Agreement or the Other Security Documents relating to environmental matters.

     2.2  Duty to Defend and Attorneys' and Other Fees and Expenses.  Upon
          ---------------------------------------------------------
written request by any Indemnified Party, the Indemnitor shall defend same (if requested by any Indemnified Party, in the name of the Indemnified Party) with attorneys and other professionals reasonably acceptable to the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion, engage their own attorneys and other professionals, at the Indemnified Parties' sole expense, to defend or assist them, and, at the option of the Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding, but shall keep the Indemnitor advised on a periodic basis of the progress toward such resolution. Upon demand, the Indemnitor shall pay or, in the sole discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements or attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

     2.3  Subrogation.  The Indemnitor shall take any and all reasonable
          -----------
actions, including institution of legal action against third-parties, necessary or appropriate to obtain reimbursement, payment or compensation from such persons legally responsible to bear the cost for the presence of any Hazardous Materials at, in, on, under or near the Premises. The Indemnified Parties shall be and hereby are subrogated to all of the Indemnitor's rights now or hereafter in such claims.

     2.4  Interest.  Any amounts payable to any Indemnified Parties under this
          --------
Agreement shall become immediately due and payable on demand and, if not paid within thirty (30) days of such demand therefor, shall bear interest at a per annum rate equal to the lesser of (a) four percent (4%) plus the Note Rate (as defined in the Note) or (b) the maximum interest rate which the Indemnitor may by law pay or the Indemnified Parties may charge and collect, from the date payment was due.

     2.5  Survival. The obligations and liabilities of the Indemnitor under this
          --------
Agreement for matters existing or first arising during the period in which the Borrower or its Affiliates owns or controls the Parcel shall fully survive indefinitely, notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Security Instrument. The Borrower shall have no liability as to matters affecting the applicable Parcel that first arise after the date on which the Borrower or its Affiliates no longer owns or controls such Parcel.

     2.6  Notice of Legal Actions.  Each party hereto shall, within three (3)
          -----------------------
Business Days (as defined in the Loan Agreement) of receipt thereof, give written notice to the other party hereto of (i) any written notice, advice or other written communication from any governmental entity or any source whatsoever with respect to any Hazardous Materials on, from or affecting the Premises, and (ii) any Legal Action brought against such party or related to the Premises, in each case with respect to which the Indemnitor may have liability under this Agreement. Such notice shall comply with the provisions of Section
5.1 hereof.

                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES AND COVENANTS

     3.1  General Representations and Warranties.  The Indemnitor represents and
          --------------------------------------
warrants that:

     (a) if the Indemnitor is a corporation, partnership or limited liability company, (i) it has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by the Indemnitor has been duly and validly authorized by all requisite organizational action and (ii) this Agreement is in the ordinary course of business of the Indemnitor and will not result in the breach of any term of provision of the charter, by-laws, partnership or trust agreement, articles of organization, operating agreement or other governing instrument of the Indemnitor.

     (b) if the Indemnitor is an individual, he/she is acting in an individual capacity and has full power and authority to make this Agreement valid and binding upon the Indemnitor, enforceable in accordance with its terms.

     (c) compliance with this Agreement will not result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of, any obligation under any agreement, indenture or loan or credit agreement or other instrument to which the Indemnitor or the Premises is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Indemnitor or the Premises is subject.

     (d) there is no action, suit, proceeding or investigation pending or to the Indemnitor's knowledge threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business of the Indemnitor which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Indemnitor described herein, or which would be likely to impair materially the ability of the Indemnitor to perform under the terms of this Agreement.

     (e) no approval, authorization, order, license or consent of, or registration of filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement; and

     (f) this Agreement constitutes a valid, legal and binding obligation of the Indemnitor, enforceable against it in accordance with the terms hereof.

     3.2  Environmental Representations, Warranties and Covenants. The
          -------------------------------------------------------
Indemnitor hereby agrees that the representations, warranties and covenants contained in Section 5.3 of the Loan Agreement are hereby made a part of this Agreement to the same extent and with the same force as if fully set forth herein.

                                   ARTICLE 4

                                    GENERAL

     4.1  Unimpaired Liability.  The liability of the Indemnitor under this
          --------------------
Agreement shall in no way be limited or impaired by, and the Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Note, the Security Instrument or any other document which evidences, secures or guarantees all or any portion of the Loan, or is executed and delivered in connection with the Loan (the "Other Security Documents") to or with the Indemnitee by the Indemnitor or any person who succeeds the Indemnitor or any person as owner of the Premises. In addition, the liability of the Indemnitor under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by the Note, the Security Instrument or any of the Other Security Documents, (ii) any sale or transfer of all or part of the Premises (as related to the period prior to such sale or transfer or any period thereafter during which the Lender may own, control or have a lien on the applicable Parcel securing the Loan), (iii) except as provided herein, any exculpatory provision in the Note, the Security Instrument, or any of the Other Security Documents limiting the Indemnitee's recourse to the Premises or to any other security for the Note, or limiting the Indemnitee's rights to a deficiency judgment against the Indemnitor, (iv) the accuracy or inaccuracy of the representations and warranties made by the Indemnitor under the Note, the Security Instrument or any of the Other Security Documents, or herein, (v) the release of the Indemnitor or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Other Security Documents by operation of law, the Indemnitee's voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note, or (vii) the Indemnitee's failure to record the Security Instrument or file any UCC financing statements (or the Indemnitee's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to the Indemnitor and with or without consideration.

     4.2  Enforcement.  The Indemnified Parties may enforce the obligations of
          -----------
the Indemnitor without first resorting to or exhausting any security or collateral, or without first having recourse to the Note, the Security Instrument, or any Other Security Documents or any of the Premises, through foreclosure proceedings or otherwise; provided, however, that nothing herein shall inhibit or prevent the Indemnitee, as permitted by applicable law, from suing on the Note, foreclosing, or exercising any power of sale under the Security Instrument, or exercising any other rights and remedies thereunder. This Agreement is not collateral or security for the debt of the Indemnitor pursuant to the Loan. It is not necessary for an Event of Default to have occurred pursuant to, and as defined in, the Security Instrument for the Indemnified Parties to exercise their rights pursuant to this Agreement. Notwithstanding any provision of the Security Instrument, the obligations pursuant to this Agreement are exceptions to any non-recourse or exculpation provision of the Security Instrument; the Indemnitor is fully and personally liable for such obligations, and its liability is not limited to the original or amortized principal balance of the Loan or the value of the Premises.

     4.3  Waivers.
          -------

     (a) The Indemnitor hereby waives (i) any right or claim of right to cause a marshaling of the Indemnitor's assets or to cause the Indemnitee or the other Indemnified Parties to proceed against any of the security for the Loan before proceeding under this Agreement against the Indemnitor; (ii) and relinquishes all rights and remedies accorded by applicable law to indemnitors or guarantors, except any rights of subrogation which the Indemnitor may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or the attempted enforcement of such subrogation rights, including, without limitation, any claim that such subrogation rights were abrogated by any acts of the Indemnitee or the other Indemnified Parties; (iii) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (iv) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe or other proof, or notice or demand; and (v) all homestead exemption rights against the obligations hereunder. Notwithstanding anything to the contrary contained herein, the Indemnitor hereby agrees to postpone the exercise of any rights of subrogation with respect to any collateral securing the Loan until the Loan shall have been paid in full. No delay by any Indemnified Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

     (b) THE INDEMNITEE AND THE INDEMNITOR EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE INDEMNITEE AND THE INDEMNITOR, AND THE INDEMNITEE AND THE INDEMNITOR ACKNOWLEDGE THAT NO PERSON ACTING ON BEHALF OF THE OTHER PARTY TO THIS AGREEMENT HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE INDEMNITEE AND THE INDEMNITOR FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

                                   ARTICLE 5

                                 MISCELLANEOUS

     5.1  Notices.  All notices and other communications shall have been duly
          -------
given and shall be effective if (a) delivered by hand courier, (b) transmitted via telecopy (or other facsimile device) to the number set forth in the preamble to this Agreement, (c) delivered prepaid by a reputable national overnight air courier service, or (d) sent by certified or registered mail, postage prepaid in each case to the respective party at the address set forth in the preamble to this Agreement, or at such other address as such party may specify by written notice to the other party hereto and shall in each case be effective upon delivery or refusal of the addressee to accept delivery. No notice of change of address shall be effective except upon actual receipt. This Section 5.1 shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any Person (as defined in the Loan Agreement) in any situation or for any reason. In addition to the foregoing, the Lender and Indemnitor may, from time to time, specify to the other party additional parties to whom copies of notices shall be sent by providing to the other party written notice of the name, address, telephone number and telecopy number of any such additional notice party. Delivery to such additional parties shall not be required to cause notices delivered to the principal parties to be effective. Each such additional notice party shall be entitled to receive and/or give any notice required or permitted to be given under this Agreement or any Other Security Document.

     5.2  No Third Party Beneficiary.  The terms of this Agreement are for the
          --------------------------
sole and exclusive protection and use of the Indemnified Parties. No party shall be a third-party beneficiary hereunder, and no provision hereof shall operate or inure to the benefit of any such third party. It is agreed that those persons and entities included in the definition of the Indemnified Parties are not such excluded third party beneficiaries.

     5.3  Duplicate Originals; Counterparts.  This Agreement may be executed in
          ---------------------------------
any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement.

     5.4  No Oral Change.  This Agreement, and any provisions hereof, may not be
          --------------
modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Indemnitor or any Indemnified Party, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     5.5  Headings, etc.  The headings and captions of various paragraphs of
          -------------
this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     5.6  Number and Gender/Successor and Assigns.  All pronouns and any
          ---------------------------------------
variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. Without limiting the effect of specific references in any provision of this Agreement, the term "Indemnitor" shall be deemed to refer to each and every person or entity comprising the Indemnitor from time to time, as the sense of a particular provision may require, and to include the heirs, executors, administrators, legal representatives, successors and assigns of the Indemnitor, all of which shall be bound by the provisions of this Agreement, provided that no obligation of the Indemnitor may be assigned except with the written consent of the Indemnitee. Each reference herein to the Indemnitee shall be deemed to include its successors and assigns in interests in the Loan. This Agreement shall inure to the benefit of the Indemnified Parties and their respective successors and assigns in interests in the Loan forever.

     5.7  Joint and Several Liability.  If the Indemnitor consists of more than
          ---------------------------
one person or entity, the obligations and liabilities of each such person hereunder are joint and several.

     5.8  Release of Liability.  Any one or more parties liable upon or in
          --------------------
respect of this Agreement may be released without affecting the liability of any party not so released. Notwithstanding any statement contained herein to the contrary, so long as no Event of Default has occurred under any of the Loan Documents, if at any time after twenty-four (24) months from the Closing (as defined in the Consent Agreement), the Debt Service Coverage Ratio (as defined in the Loan Agreement) for the Trailing Twelve Months (as hereinafter defined) exceeds 2.50 to 1 (such time being referred to herein as the "Apple Suites Release Date"), then, from and after the Apple Suites Release Date, Apple Suites shall have no further liability under this Agreement (it being understood that Apple Suites shall continue to be liable under this Agreement for claims arising prior to the Apple Suites Release Date). For purposes hereof, "Trailing Twelve Months" shall mean the twelve (12) month period ending with the last calendar day of the month preceding the date that Apple Suites furnished Lender with an approved written request for release from liability in accordance with the terms of this paragraph.

     5.9  Rights Cumulative.  The rights and remedies herein provided are
          -----------------
cumulative and not exclusive of any rights or remedies which the Indemnitee has under the Note, the Security Instrument, or the Other Security Documents or would otherwise have at law or in equity.

     5.10 Inapplicable Provisions.  If any term, condition or covenant of this
          -----------------------
Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

     5.11 Governing Law.  This Agreement shall be governed, construed, applied
          -------------
and enforced in accordance with the laws of the state in which the Premises are located.

     5.12 Intentionally Deleted.
          ---------------------

     5.13 Legal Fees.  Wherever pursuant to this Agreement it is provided that
          ----------
the Indemnitor pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of the Indemnified Parties, whether with respect to retained firms, the reimbursement for the expenses of the in-house staff or otherwise.

     5.14 California Properties.  Notwithstanding anything to the contrary
          ---------------------
contained herein, the indemnify provided herein as it pertains to any Parcels of real property located in the State of

California shall also be subject to the terms and provisions contained in the California Rider attached hereto and made a part hereof.

                     [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

     IN WITNESS WHEREOF, this Indemnity Agreement has been executed by the Indemnitor and is effective as of the day and year first above written.

                              BORROWER PRINCIPALS:

                              APPLE HOSPITALITY TWO, INC.,
                              a Virginia corporation

                              By:  /s/ Glade M. Knight
                                 -------------------------------
                              Name: Glade M. Knight
                                   -----------------------------
                              Title: President
                                    ----------------------------


                              APPLE SUITES ADVISORS, INC.,
                              a Virginia corporation

                              By: /s/ Glade M. Knight
                                 -------------------------------
                              Name: Glade M. Knight
                                   -----------------------------
                              Title: President
                                    ----------------------------

                               CALIFORNIA RIDER
                               ----------------
                 SPECIAL CALIFORNIA STATE SPECIFIC PROVISIONS

     This California Rider is attached to and forms a part of that Environmental Indemnity Agreement ("Agreement") executed by APPLE HOSPITALITY TWO, INC., a Virginia corporation, and APPLE SUITES ADVISORS, INC., a Virginia corporation (collectively, the "Borrower Principals"), in favor of WELLS FARGO BANK MINNESOTA, N.A., as Trustee for the Registered Certificateholders of Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2000-2, by and through its authorized master servicer ORIX Real Estate Capital Markets, LLC, a Delaware limited liability company. Borrower Principals may also be referred to herein individually and collectively as the "Indemnitor."

1.   Waivers.  The Indemnitor hereby waives:
     -------

     (a) an election of remedies by any Indemnified Party, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for the Loan (whether such security is real property or personal property), for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise;

     (b) any defense based upon any rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that part of the principal, or

     (c) without limiting the generality of the foregoing, the Indemnitor hereby expressly waives any and all benefits which might otherwise be available to the Indemnitor under California Civil Code Sections 2809, 2810, 2819, 2839, 2845 through 2847, 2849, 2850, 2899 and 3433, and
          California Code of Civil Procedure Sections 580a, 580b, 580d and 726.

2.   Loan Amount No Limitation.  The amount of the Indemnitor's liability under
     -------------------------
     this Agreement is unrelated to, and independent of, the amount of any loss that the Indemnitee may suffer by reason of the failure of the Loan to be repaid in full, and shall be determined by reference to the amount of any Loan loss. No amount paid to any Indemnified Party pursuant to this Agreement shall be considered to be paid on account of the Loan or any deficiency or loss suffered by the Indemnitee by reason of the failure of the Loan to be repaid in full. The enforcement of this Agreement by any Indemnified Party shall not be construed as an indirect attempt to recover any such Loan loss. The Indemnitor acknowledges that the Indemnitor may have liability under this Agreement even if the Loan is repaid in full by reason of a full credit bid at any foreclosure sale under the Security Instrument, and that the amount of the Indemnitor's liability hereunder could exceed the entire amount paid by the Indemnitor for the Premises.

3.   Legal Effect of Agreement.  The Indemnitor and the Indemnitee agree that:
     -------------------------
     (a) this Agreement is intended as the Indemnitee's written request for information (and the

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     Indemnitor's response) concerning the environmental condition of the real
     Premises security as required by California Code of Civil Procedure Section 726.5; and (b) each provision in this Agreement (together with any indemnity applicable to a breach of any such provision) with respect to the environmental condition of the real Premises security is intended by the Indemnitee and the Indemnitor to be an "environmental provision" for purposes of California Code of Civil Procedure Section 736, and as such it is expressly understood that the Indemnitor's duty to indemnify the Indemnitee hereunder shall survive: (i) any judicial or non-judicial foreclosure under the Security Instrument, or transfer of the Premises in lieu thereof; (ii) the release and reconveyance or cancellation of the Security Instrument; and (iii) the satisfaction of all of the Indemnitor's obligations under the Note, the Security Instrument and any other document executed in connection with the Loan.

4.   Inspection Rights.  The Indemnitee shall have the right at reasonable times
     -----------------
     and upon reasonable notice to enter and inspect the Premises for any Hazardous Materials pursuant to California Code Civil Code Section 2929.5, to obtain a court order to enforce that right, and to have a receiver appointed pursuant to California Code of Civil Procedure Section 654 to the Indemnitee's right to enter and inspect the Premises.

5.   Remedies.  Upon any breach of this Agreement, the Indemnitee shall have the
     --------
     right to commence and maintain an action or actions in any court of competent jurisdiction for breach of contract pursuant to California Code of Civil Procedure Section 736, whether commenced prior to foreclosure of the Premises or after foreclosure of the Premises, and to seek the recovery of any and all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out-of-pocket costs or expenses actually and reasonably incurred or advanced by the Indemnitee (collectively, the "Environmental Costs") relating to the cleanup, remediation or other response action required by any Hazardous Materials Laws or relating to the Indemnitee's reasonable belief that an environmental hazard exists of any Parcel that may, in the reasonable discretion of the Indemnitee, endanger any tenants or other occupants of any Parcel or their guests or the general public or materially and adversely affect the value of any Parcel.

     The Indemnitor acknowledges and agrees that notwithstanding any term or provision contained herein or in the Note, the Security Instrument or any other document executed in connection with the Loan, the Environmental Costs shall be exceptions to any non-recourse or exculpatory provision and the Indemnitor shall be fully and personally liable for the Environmental Costs hereunder and such liability shall not be limited to the original principal amount of the obligations secured by the Security Instrument.

6.   Remedies Upon Environmental Impairment.  Upon any Event of Default under
     --------------------------------------
     the Note, the Security Instrument or any other document executed in connection with the Loan, in addition to any other remedies provided therein and applicable law, the Indemnitee shall have the right to waive its lien against the Premises or any portion thereof, whether fixtures or personal property, to the extent such property is found to be environmentally impaired in accordance with California Code of Civil Procedure Section 726.5 and to exercise any and all rights and remedies of an unsecured creditor against the Indemnitor

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

     and all of the Indemnitor's assets and property for the recovery of any deficiency, including, but not limited to, seeking an attachment order pursuant to California Code of Civil Procedure Section 483.010. As between the Indemnitee and the Indemnitor, for purposes of California Code of Civil Procedure Section 726.5, the Indemnitor shall have the burden of proving that the Indemnitor or any related party (or any affiliate or agent of the Indemnitor or any related party) was not in any way negligent in permitting the release or threatened release of the Hazardous Materials. The Indemnitor acknowledges and agrees that notwithstanding any term or provision contained herein or in the Note, the Security Instrument or any other document executed in connection with the Loan, all judgments and awards entered against the Indemnitor under this Section and California Code of Civil Procedure Section 726.5 shall be exceptions to any non-recourse or exculpatory provisions of the Note, and the Indemnitor shall be fully and personally liable for all such judgments and awards entered against the Indemnitor.

7.   California Code Sections.  This Agreement is intended to be cumulative of
     ------------------------
     any rights of the Indemnitee under California Code of Civil Procedure Sections 564, 726.5 and 736 and under California Civil Code Section 2929.5. The Indemnitor hereby agrees that its liability hereunder shall not be affected by any restrictions or limitations which such statutes may contain.

8.   Survival.  The indemnity in this Agreement is intended to be operable under
     --------
     42 U.S.C. 9607(e)(a), and any successor section thereof, and shall survive the foreclosure, release or reconveyance of this Security Instrument, whether by payment of the Loan or any deed-in-lieu of foreclosure of the Premises.

9.   Border Zone Property.  The Indemnitor represents and warrants to the
     --------------------
     Indemnitee that the Premises has not been designated as Border Zone Property under the provisions of California Health and Safety Code, Sections 25220 et seq. or an regulation adopted in accordance therewith,
                    -- ---
     and there has been no occurrence or condition on any real Premises adjoining or in the vicinity of the Premises that is reasonably likely to cause the Premises or any part thereof to be designated as Border Zone Property.

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                                   EXHIBIT A

                               Legal Description

                                   [omitted]